---------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                                    Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported: April 20, 1995)

                                 BRUNO'S, INC.
             (Exact name of registrant as specified in its charter)

                                    Alabama
                 (State or other jurisdiction of incorporation)

              0-6544                                 63-0411801
         (Commission File Number)    (I.R.S. Employer Identification No.)

                             800 Lakeshore Parkway
                           Birmingham, Alabama 35211
               (Address of principal executive offices/Zip Code)

                                 (205) 940-9400
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)

      ---------------------------------------------------------------------

Item 1.  Changes in Control of Registrant.
         --------------------------------


As previously reported in the Registrant's Current Report on Form 8-K, dated April 27, 1995, as amended by the Current Report on Form 8-K/A, dated May 30, 1995, the Registrant entered into an Agreement and Plan of Merger, dated as of April 20, 1995, and amended as of May 18, 1995, with respect to a merger
(the "Merger") between Crimson Acquisition Corp. ("Crimson"), a subsidiary of Crimson Associates, L.P., a partnership organized by Kohlberg Kravis Roberts
& Co., and the Registrant, with the Registrant continuing as the surviving corporation.

The Merger was consummated on August 18, 1995, at which time Crimson Associates, L.P. and an affiliated entity (the "Partnerships") acquired
(i) 20,833,333 shares of common stock, par value $.01 per share ("Common Stock"), of the Registrant and (ii) warrants (the "Warrants") to purchase up to an additional 10,000,000 shares of Common Stock. Immediately following the Merger, the Partnerships directly owned 83.33% of the Common Stock (and would have owned approximately 88% of the Common Stock if the Partnerships exercised the Warrants in full at such time). Please see the press release attached hereto as Exhibit 99.1.

The amount and sources of funds used in connection with the Merger and related transactions consisted of (i) borrowings of $485.1 million under a Senior Secured Credit Facility, with the institutions and on the terms set forth in
Exhibit 10.1 attached hereto, (ii) the issuance of $400 million aggregate principal amount of 10-1/2% Senior Subordinated Notes due 2005, on the terms set forth in Exhibits 4.2 and 4.7 attached hereto, (iii) the contribution of $250 million in equity by the Partnerships and (iv) the use by the Registrant of $20 million of cash on hand. These amounts include funds for certain Merger-related expenses which are expected to be paid in the future.

Item 5.  Other Events
         ------------

1. Following the Merger, the Common Stock was delisted from the Nasdaq National Market System.

2. On August 21, 1995, William J. Bolton was appointed Chief Executive Officer of the Registrant, was appointed to the Board of Directors of the Registrant and was elected Chairman of the Board of Directors of the Registrant. See the press release attached hereto as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
         -----------------------------------------------------

    The following documents are filed as exhibits to this form 8-K:

    99.1 Press Release - Merger of Crimson Acquisition Corp. with and into the Registrant.

    99.2 Press Release - Appointment of William J. Bolton as Chairman and Chief Executive Officer of the Registrant.

         The following documents are filed as Exhibits to the Registrant's Registration Statement of Form S-3 (File No. 33-60161) (the "Registration Statement"). Exhibits 4.2 and 12 attached hereto replace Exhibits 4.2 and 12 filed as exhibits to the Registration Statement on July 18, 1995. Exhibit 10.1 attached hereto replaces Exhibit 10.1 filed as an Exhibit to the Registration Statement on August 15, 1995.

Exhibit
Number        Description
-------       -----------

    4.2 Indenture dated as of August 18, 1995, between the Registrant and Marine Midland Bank, as Trustee.

    4.7 First Supplemental Indenture dated as of August 18, 1995, between the Registrant and Marine Midland Bank, as Trustee, relating to the issuance and sale of $400,000,000 aggregate principal amount of 10-1/2% Senior Subordinated Notes due 2005.

    5.3       Opinion of Sirote & Permutt, P.C., dated August 18,
              1995.

    5.4       Opinion of Simpson Thacher & Bartlett, dated August 18,
              1995.

    10.1 Credit Agreement, dated as of August 18, 1995, among the Registrant, the several lenders from time to time parties thereto and Chemical Bank, as Administrative Agent.

    12        Computation of Earnings to Fixed Charges

                                   Signature


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date: August 23, 1995
                                                  BRUNO'S, INC.

                                                  By: /s/ Glenn J. Griffin
                                                      Glenn J. Griffin,
                                                      Executive Vice President,
                                                      Chief Financial Officer,
                                                      Treasurer and Assistant
                                                      Secretary

                       INDEX TO EXHIBITS


Exhibit
Number        Description
-------       -----------

   4.2 Indenture dated as of August 18, 1995, between the Registrant and Marine Midland Bank, as Trustee.

   4.7 First Supplemental Indenture dated as of August 18, 1995, between the Registrant and Marine Midland Bank, as Trustee, relating to the issuance and sale of $400,000,000 aggregate principal amount of 10-1/2% Senior Subordinated Notes due 2005

   5.3        Opinion of Sirote & Permutt, P.C., dated August 18,
              1995

   5.4        Opinion of Simpson Thacher & Bartlett, dated August 18,
              1995

   10.1 Credit Agreement, dated as of August 18, 1995, among the Registrant, the several lenders from time to time parties thereto and Chemical Bank, as Administrative Agent.

   12         Computation of Earnings to Fixed Charges.

   99.1 Press Release - Merger of Crimson Acquisition Corp. with and into the Registrant.

   99.2 Press Release - Appointment of William J. Bolton as Chairman and Chief Executive Officer of the Registrant.